                                                                   EXHIBIT 10.40

                         EIGHTH AMENDMENT AND CONSENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


      THIS EIGHTH AMENDMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 31, 2001 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, the Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 1999, the Fourth Amendment and Waiver to Amended and Restated Credit Agreement dated as of September 30, 2000, the Fifth Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2001, the Sixth Amendment to Amended and Restated Credit Agreement, dated as of February 9, 2001, the Seventh Amendment and Consent to Amended and Restated Credit Agreement, dated as of June 19, 2001, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Credit Agreement");

      WHEREAS, effective with the calculation of the Borrowing Base Amount as of the last day of July 2001, the Borrower will only be permitted to include in the Borrowing Base Amount (as provided in the definition thereof) (i) 50% of the Appraised Value of Eligible Trademarks (as opposed to 60% previously), (ii) 30% of the Net Book Value of Eligible Real Estate (as opposed to 50% previously) and
(iii) the sum of the applicable percentages of Eligible Trademarks, Eligible FF&E and Eligible Real Estate solely to the extent such sum does not exceed the sum of the applicable permitted percentages of Eligible Receivables, Eligible Cash and Cash Equivalents, Eligible Repurchase Vehicles and Eligible Non-Repurchase Vehicles;

      WHEREAS, as a result of the operation of these provisions in the definition of Borrowing Base Amount that become effective with the determination of the Borrowing Base Amount as of the last day of July 2001, the aggregate unpaid principal amount of all loans and Letter of Credit Outstandings may exceed the Borrowing Base Amount;

      WHEREAS, the Borrower may wish to redeem, purchase or acquire, or cause the redemption, purchase or acquisition of, Convertible Preferred Securities (and the related principal amount of High Tides Debentures) and/or 1999 Senior Notes by issuing shares of its common stock as sole consideration therefor;

      WHEREAS, the Seventh Amendment provided the Borrower with the ability to sell all of the Capital Stock of its indirect, Wholly-Owned Subsidiary, Compact Rent A Car Ltd., a corporation organized under the laws of the province of Quebec and engaged in the renting of passenger automobiles and trucks in Quebec ("Compact"), so long as, among other things, the Commitment Amount would be reduced to $525,000,000 upon the closing of such sale;

      WHEREAS, the Compact Sale (as specifically defined in the Seventh Amendment) has not yet occurred and is not likely to occur, but the Borrower desires to retain the flexibility to sell the Compact business in the future;

      WHEREAS, the Borrower desires certain consents from the requisite Lenders in connection with the foregoing; and

      WHEREAS, the requisite Lenders are willing, on and subject to the terms and conditions set forth below (including, without limitation, an amendment to the Commitment Amount), to grant the consents provided below (the Credit Agreement, as amended and otherwise modified pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the requisite Lenders hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Amended Credit Agreement" is defined in the eighth recital.

      "Amendment" is defined in the preamble.

      "Borrower" is defined in the preamble.

      "Credit Agreement" is defined in the first recital.

      SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                             AMENDMENTS AND CONSENTS

      SECTION 2.1. Amendments. Subject to the satisfaction of the conditions set forth in Article III, the Credit Agreement is hereby amended in accordance with this Section 2.1.

      SECTION 2.1.1. Amendment to Section 1.1 of the Credit Agreement. (a) In the event the closing of the Compact Sale (as defined in the Seventh Amendment) has not occurred prior to the effectiveness of this Amendment, the Commitment Amount shall be reduced from $550,000,000 to $500,000,000 (with the reference in the definition of "Commitment Amount" to "$550,000,000" being amended to be a reference to "$500,000,000"), which reduction shall be allocated pro rata among the Lenders at the time of such reduction.

      (a) In the event the closing of the Compact Sale (as defined in the Seventh Amendment) has occurred prior to the effectiveness of this Amendment, the Commitment Amount shall be reduced from $525,000,000 to $500,000,000 (with the reference in the definition of "Commitment Amount" to "$525,000,000" being amended to be a reference to "$500,000,000"), which reduction shall be allocated pro rata among the Lenders at the time of such reduction.

      SECTION 2.1.2. Additional Amendments to Section 1.1 ("Defined Terms") of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting in such Section the following definitions in the appropriate alphabetical order:

                  "'Eighth Amendment' means the Eighth Amendment and Consent to
            Amended and Restated Credit Agreement, dated as of July 31, 2001 among the Borrower, the Lenders parties thereto and the Administrative Agent."

                  "'Permitted Compact Sale' means the sale of all of the Capital
            Stock of the Borrower's indirect, Wholly-Owned Subsidiary, Compact Rent A Car Ltd., a corporation organized under the laws of the province of Quebec and engaged in the renting of passenger automobiles and trucks in Quebec ("Compact"), or the sale of all or substantially all of the assets of Compact, so long as the following conditions are satisfied on or prior to the closing of such sale:
            (i) the repayment in cash of all obligations of Compact to the Borrower and its Subsidiaries (other than Compact), (ii) the repayment of all Indebtedness incurred by Compact with respect to which the provider or providers of such Indebtedness have recourse against the Borrower or any of its Subsidiaries (other than Compact), whether pursuant to a guaranty or otherwise, and (iii) the entry by Compact (or, in the case of an asset sale, the acquirer of the assets of Compact) into a franchise agreement with Budget Rent-A-Car Corporation having terms similar to other franchise agreements entered into by Budget Rent-A-Car Corporation with other franchisees."

                  "'Seventh Amendment' means the Seventh Amendment and Consent to Amended and Restated Credit Agreement, dated as of June 19, 2001, among the Borrower, the Lenders parties thereto and the Administrative Agent."

      SECTION 2.2. Consents. Subject to the satisfaction of the conditions set forth in Article III, the Lenders, as of the date hereof, hereby:

      (a) consent to the Borrowing Base Amount calculated as of the last day of July 2001 and as of the last day of August 2001 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of Section 3.1.1 of the Credit Agreement; provided that such Borrowing Base Amount is not less than $426,000,000 as of the last day of July 2001 and not less than $452,000,000 as of the last day of August 2001;

      (b) (i) waive (i) to the extent necessary to permit a Permitted Compact Sale, the restrictions set forth in Section 8.2.10 of the Credit Agreement ("Asset Dispositions, etc.") and (ii) the requirements of Section 2.2.2 of the Credit Agreement ("Reduction of the Commitment Amount - Mandatory") with respect to such proceeds of such Permitted Compact Sale (it being understood and agreed that proceeds of such Permitted Compact Sale may be used by the Borrower and its Subsidiaries for general corporate purposes), and

            (ii) consent and agree that no portion of the fair market value of Compact shall be counted for purposes of computing the aggregate amount set forth in clause (c)(ii) of Section 8.2.10 of the Credit Agreement;

      provided that the Administrative Agent, for the benefit of the Secured Parties, shall have, upon consummation of the Permitted Compact Sale, a perfected, first-priority security interest in all non-cash consideration received by the Borrower and its Subsidiaries in respect of the Permitted Compact Sale; and

      (c) waive the restrictions set forth in clause (c) of Section 8.2.6 and in
Section 8.2.5 of the Credit Agreement to the extent necessary to permit the Borrower to redeem, purchase or otherwise acquire, or cause the redemption, purchase or other acquisition of, Convertible Preferred Securities (and the related principal amount of High Tides Debentures) and/or 1999 Senior Notes; provided that (i) the sole consideration in any such redemption, purchase or acquisition are shares of the common stock of the Borrower and (ii)(A) in the case of the Convertible Preferred Securities (and the related principal amount of High Tides Debentures), Indebtedness of the Borrower in respect of the High Tides Debentures and any guaranty issued with respect to the same shall be cancelled to the extent necessary so that the aggregate amount of such Indebtedness (without duplication) does not exceed the amount of Indebtedness permitted by clause (c) of Section 8.2.2 of the Credit Agreement and (B) in the case of the 1999 Senior Notes, Indebtedness of the Borrower in respect of the 1999 Senior Notes so redeemed, purchased or otherwise acquired shall be cancelled and the aggregate principal amount of Indebtedness permitted to be outstanding under clause (o) of Section 8.2.2 of the Credit Agreement shall be reduced accordingly.

                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

      This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

      SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the requisite Lenders.

      SECTION 3.2. Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the effective date of this Amendment, appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

      SECTION 3.3. Execution of Affirmation and Acknowledgment. The Administrative Agent shall have received an affirmation and acknowledgment, dated the effective date of this Amendment and in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

      SECTION 3.4. Amendment Fee. The Administrative Agent shall have received the amendment fees due and payable pursuant to Section 5.4.

      SECTION 3.5. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.5 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.1. Representations and Warranties. In order to induce the requisite Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

      (a) the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

      (b) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                  (i) no labor controversy, litigation, arbitration or
            governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                  (ii) no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

      (c) after giving effect to this Amendment, no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

      (d) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

      (e) the execution, delivery and performance by the Borrower and its Subsidiaries of this Amendment and each other Loan Document executed or to be executed by any of them in connection therewith are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties.

      SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

      SECTION 4.3. Compliance with Credit Agreement. After giving effect to this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.

                                    ARTICLE V

                                  MISCELLANEOUS

      SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments and consents set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein, waived hereby or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

      SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

      SECTION 5.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

      SECTION 5.4. Amendment Fee. Upon satisfaction of the condition set forth in Section 3.1, the Borrower shall pay, without setoff, deduction or counterclaim, a non-refundable amendment fee for the account of each Lender that has executed and delivered (including delivery by way of facsimile) a copy of this Amendment to the attention of Sal Guerrera at Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 (19th floor), telecopy number 212-262-1910 at or prior to 5:00 p.m., New York time, on September 5, 2001 (as such time may be extended by the Borrower), in the amount of 15 basis points of such Lender's Commitment as of the date hereof. The aggregate amount of such amendment fee shall be paid at or prior to noon, New York time, on September 6, 2001 (or, in the event the date in the immediately preceding sentence has been extended, the Business Day that immediately succeeds such extended date) to the Administrative Agent for the pro rata account of the Lenders entitled to receive such amendment fee.

      SECTION 5.5. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

      SECTION 5.6. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

      SECTION 5.7. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 5.8. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

      SECTION 5.9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 5.10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 5.11. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                    BUDGET GROUP, INC.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON, as a Lender
                                       and the Administrative Agent

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BANK OF AMERICA, N.A.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BANK OF MONTREAL

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    THE BANK OF NEW YORK

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    THE BANK OF NOVA SCOTIA

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       NEW YORK BRANCH

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                       S.A. GROUP, NEW YORK BRANCH

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    WASHINGTON MUTUAL BANK, F.A. (as
                                       successor in interest to BANK UNITED)

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    BANKERS TRUST COMPANY

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BNP PARIBAS

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BANQUE WORMS CAPITAL CORPORATION

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BHF (USA) CAPITAL CORPORATION

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    CERBERUS PARTNERS L.P.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    CREDIT INDUSTRIEL ET COMMERCIAL

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    COMMERZBANK AKTIENGESELLSCHAFT,
                                       CHICAGO BRANCH

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    CREDIT AGRICOLE INDOSUEZ

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    CREDIT LYONNAIS CHICAGO BRANCH

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    DRESDNER BANK AG, NEW YORK AND
                                       GRAND CAYMAN BRANCHES

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    ERSTE BANK DER OESTERREICHISCHEN
                                       SPARKASSEN AG

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:
                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    FLEET BANK, N.A.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    THE FUJI BANK, LIMITED

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    IMPERIAL BANK

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    GOLDMAN SACHS CREDIT PARTNERS L.P.

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                       INCORPORATED

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    NATEXIS BANQUE

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    SATELLITE DISTRESSED CREDITS FUND, LLC

                                    By:   Satellite Asset Management, L.P., its
                                             Investment Manager

                                       By
                                          ------------------------------------
                                             Name:
                                             Title:


                                    SOUTHERN PACIFIC BANK

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    SUMITOMO MITSUI BANKING CORPORATION

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    SUNTRUST BANK

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    DK ACQUISITION PARTNERS LP

                                    By
                                       ---------------------------------------
                                       Name:
                                       Title: